SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) June 13, 2000


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




   Delaware                            0-16014                  23-2417713
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830



Item 5.  Other Events.

         On June 13, 2000, Adelphia announced agreements to acquire cable systems through the issuance of a press release, a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 99.01.

Item 7.  Financial Statements and Exhibits

Exhibit No.                        Description

99.01             Press Release dated June 13, 2000 (Filed Herewith).





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2000                    ADELPHIA COMMUNICATIONS
CORPORATION  (Registrant)

                                       By:   /s/ Timothy J. Rigas

                                             Timothy J. Rigas
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                       Description

99.01             Press Release dated June 13, 2000 (Filed Herewith).